EXHIBIT 32.2

CYBERSOURCE CORPORATION

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the periodic report of CyberSource Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Steven D. Pellizzer, the Vice President, Finance (Principal Financial Officer) of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date: November 10, 2008	/s/ Steven D. Pellizzer
Steven D. Pellizzer
Chief Financial Officer (Principal Financial Officer)